                                                                   EXHIBIT 99.11


                     PRO FORMA CONSOLIDATED FINANCIAL DATA


   Pro forma consolidated statement of
   operations for the nine months ended
   September 30, 2000 (unaudited)                                  3

   Pro forma consolidated statement of
   operations  for the year ended
   December 31, 1999 (unaudited)                                   5


   Pro forma consolidated balance sheet as of
   September 30, 2000 (unaudited)                                  7


                                        1

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                 UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

     The following unaudited pro forma consolidated financial statements are based on the historical consolidated financial statements of CBL & Associates Properties, Inc. (the "Company") and the properties, consolidated and adjusted to give effect to the acquisition and the transactions contemplated thereby (including any related financing), as described in the notes thereto. Certain amounts in the financial statements of the properties have been reclassified to conform to the Company's presentation. These statement should be read in conjunction with (1) the audited historical financial statements and notes thereto of the Company for the year ended December 31, 1999, which are incorporated by reference from the Company's Annual Report on Form 10-K for the year ended December 31, 1999, (2) the unaudited historical financial statements and notes thereto of the Company for the period ended September 30, 2000, which are incorporated by reference from the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, and (3) the historical financial statement of the properties included elsewhere in this Form 8-K/A.

     The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2000 and for the year ended December 31, 1999 present the results for our Company and the properties as if the acquisition had occurred at the beginning of the earliest period presented. The accompanying unaudited pro forma consolidated balance sheet as of September 30, 2000 gives effect to the acquisition as of that date. The pro forma financial statements assume that the closing of all interests in the properties occured at such time, rather than over a period of time as contemplated for certain properties. See "The Master Contribution Agreement -- Structure of the Acquisition - Multiple Contributions."

     The pro forma statements include interests purchased from non-Jacobs partners in the following properties:

                                                             Interests
                                                             Purchased
                                                             from Non-    All
                                                             Jacobs       Interests
Entity                              Property                 Partners     Purchased
------                              --------                 ---------    ---------
Eastgate Company              Eastgate Mall and Crossings      46.15%      100.00%
Jefferson Mall Company        Jefferson Mall                   12.75       100.00
Kentucky Oaks Mall Company    Kentucky Oaks Mall               10.00        50.00
Midland Venture
Limited Partnership           Midland Mall                     60.00       100.00


     The pro forma adjustments are based upon preliminary estimates, information currently available and certain assumptions that management believes are reasonable under the circumstances.

     The Company's actual consolidated financial statements will reflect the effects of the acquisition on and after the applicable closing date rather than the dates indicated above. The unaudited pro forma consolidated financial statements neither purport to represent what the consolidated results of operations or financial condition actually would have been had the acquisition and related transactions in fact occurred on the assumed date, nor do they purport to project the consolidated results of operations and financial position for any future period.

     The acquisition will be accounted for by the purchase method and, therefore, assets and liabilities of the properties will be recorded based on their estimated fair values. Allocations included in the pro forma statements are based on analysis which is not yet completed.

                                           CBL & ASSOCIATES PROPERTIES, INC.
                                      For The Nine Months Ended September 30, 2000
                                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                        (In thousands, except per share amounts)
                                               CBL         Jacobs                         Pro Forma        Pro Forma
                                            Historical   Properties   Adjustments (a)   Adjustments (b)   Consolidated
                                            ----------   ----------   ---------------   ---------------   ------------
Revenues:
     Minimum  rents                          $167,806     $100,975       $(16,983)       $     --           $251,798
     Percentage  rents                          7,458        4,025           (503)             --             10,980
     Other rents                                2,668        1,440            (48)             --              4,060
     Tenant reimbursements                     78,757       43,793         (6,905)             --            115,645
     Management development and leasing
        fees                                    3,135           --              --            260 (c)          3,395
     Interest and other                         3,663        1,030           (342)             --              4,351
                                             --------     --------       ---------       ---------          --------
          Total revenues                      263,487      151,263        (24,781)            260            390,229
                                             --------     --------       ---------       ---------          --------
Expenses:
     Property operating                        41,698       24,342         (3,019)             --             63,021
     Depreciation and amortization             45,002           --              --         17,042 (d)         62,044
     Real estate taxes                         22,501       12,558         (3,213)             --             31,846
     Maintenance and repairs                   14,703       12,746         (1,469)             --             25,980
     General and administrative                13,120           --              --             --             13,120
     Interest                                  70,562           --              --         53,805 (e)        124,367
     Other                                         62           --              --             --                 62
                                             --------     --------       ---------       ---------          --------
          Total expenses                      207,648       49,646         (7,701)         70,847            320,440
                                             --------     --------       ---------       ---------          --------

Income from operations                         55,839      101,617        (17,080)        (70,587)            69,789
Gain on sales of real estate assets            13,275           --              --             --             13,275
Equity in earnings of unconsolidated
affiliates                                      2,585           --          10,337         (6,934)(f)          5,988
Minority interest  in earnings:
     Operating partnership                   (21,346)           --              --        (19,975)(g)        (41,321)
     Shopping center properties               (1,022)           --         (2,187)          2,165 (h)         (1,044)
                                             --------     --------       ---------       ---------          --------
Net Income before extraordinary item           49,331      101,617         (8,930)        (95,331)            46,687
Preferred dividends                           (4,851)           --              --             --             (4,851)
                                             --------     --------       ---------       ---------          --------
Net income before extraordinary item
available to common shareholders              $44,480     $101,617        $(8,930)       $(95,331)           $41,836
                                             ========     ========       =========       =========          ========
 Basic per share data:
    Net income                                 $ 1.79                                                        $  1.68
                                             ========                                                       ========
      Weighted average common shares
           outstanding:                        24,845                                                         24,845

  Diluted per share data:
      Net  income                              $ 1.78                                                        $  1.67
                                             ========                                                       ========
    Weighted average common shares and
        potential dilutive common shares
        outstanding                            24,983                                                         24,983


(a)  Reflects adjustments to record Jacobs' investments in certain joint ventures under the equity method of accounting. These joint ventures include East Towne Mall, Kentucky Oaks Mall and West Towne Mall. The
     proportionate results of these properties are recorded in equity in earnings of unconsolidated affiliates.
     Minority interest in earnings consists of the non-acquired partners' interests in Cary Mall and Columbia Mall.


                                                           3



(b)  The pro forma information does not include any incremental general and administrative costs to be incurred in connection with the acquisition of the Jacobs properties.

(c)  Represents management fees earned from properties accounted for under the equity method of accounting.

(d)  Represents depreciation expense on acquired assets over 40 years.

(e)  Represents actual interest expense on $726.1 million of assumed debt, amortization of credit fees and interest expense on the $120 million acquisition loan for the nine months ended September 30, 2000. The average interest rate for the period is assumed to be 7.8%. This balance sheet debt of $726.1 million, plus the share of debt accounted for under the equity method of accounting of $66.0 million, less the share of debt of non-acquired partners of $20.8 million, equals the $771.3 million of debt assumed as part of the transaction.

(f)  Represents adjustments to properties accounted for under the equity method of accounting for depreciation of
     $2,262 management fees of $531 and interest expense of $4,141 on Jacobs' share of debt of $66.0 million.

(g)  Represents pro forma minority interest in earnings of the Operating Partnership as if the SCUs were issued on
     January 1, 2000.

(h)  Represents minority interest in pro forma adjustments for depreciation of $419, management fees of $156 and interest expense of $1,590.


                                                            4

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
                                           CBL & ASSOCIATES PROPERTIES, INC.
                                          For The Year Ended December 31, 1999
                                     PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                        (In thousands, except per share amounts)

                                               CBL         Jacobs                         Pro Forma        Pro Forma
                                            Historical   Properties   Adjustments (a)   Adjustments (b)   Consolidated
                                            ----------   ----------   ---------------   ---------------   ------------
Revenues:
     Minimum  rents                          $203,022     $132,955       $ (23,078)      $     --           $312,899
     Percentage  rents                          7,356        9,684          (1,220)            --             15,820
     Other rents                                5,442        1,794            (237)            --              6,999
     Tenant reimbursements                     89,774       59,025          (9,461)            --            139,338
     Management development and
         leasing fees                           7,818           --              --            851 (c)          8,669
     Interest and other                         4,191        1,006            (264)            --              4,933
                                             --------     --------       ---------       --------           --------
          Total revenues                      317,603      204,464         (34,260)           851            488,658
                                             --------     --------       ---------       --------           --------
Expenses:
     Property operating                        50,832       31,996          (3,244)            --             79,584
     Depreciation and amortization             53,551           --              --         22,723 (d)         76,274
     Real estate taxes                         27,580       16,630          (4,139)            --             40,071
     Maintenance and repairs                   17,783       17,326          (1,687)            --             33,422
     General and administrative                16,214           --              --             --             16,214
     Interest                                  82,505           --              --         69,857 (e)        152,362
     Other                                      1,674           --              --             --              1,674
                                             --------     --------       ---------       --------           --------
          Total expenses                      250,139       65,952          (9,070)        92,580            399,601
                                             --------     --------       ---------       --------           --------

Income from operations                         67,464      138,512         (25,190)       (91,729)            89,057
Gain on sale of real estate assets              8,357           --             --              --              8,357
Equity in earnings of
unconsolidated affiliates                       3,263           --          14,905         (9,315)(f)          8,853
Minority interest  in earnings:
     Operating partnership                    (23,264)          --              --        (25,588)(g)        (48,852)
     Shopping center properties                (1,225)          --          (2,947)         2,759 (h)         (1,413)
                                             --------     --------       ---------       --------           --------
Net income                                     54,595      138,512         (13,232)      (123,873)            56,002
Preferred dividends                            (6,468)          --              --             --             (6,468)
                                             --------     --------       ---------       --------           --------
Net income available to common
shareholders                                 $ 48,127     $138,512        ($13,232)     ($123,873)          $ 49,534
                                             ========     ========       =========       ========           ========
Basic per share data:
     Net income                              $   1.95                                                       $   2.01
                                             =========                                                      ========
     Weighted average common shares            24,647                                                         24,647
        outstanding:
 Diluted per share data:
     Net  income                             $   1.94                                                       $   1.99
                                             ========                                                       ========
    Weighted average common shares
        and  potential dilutive
        common shares outstanding              24,834                                                         24,834


(a)  Reflects adjustments to record Jacobs' investments in certain joint ventures under the equity method of accounting. These joint ventures include East Towne Mall, Kentucky Oaks Mall and West Towne Mall. The
     proportionate results of these properties is recorded in equity in earnings of unconsolidated affiliates. Minority interest in earnings consists of the non-acquired partners' interests in Cary Mall and Columbia Mall.


                                                            5



(b)  The pro forma information does not include any incremental general and administrative costs to be incurred in connection with the acquisition of the Jacobs properties.

(c)  Represents management fees earned from properties accounted for under the equity method of accounting.

(d)  Represents depreciation expense on acquired assets over 40 years.

(e)  Represents actual interest expense on $726.1 million of assumed debt, amortization of credit fees and interest expense on the $120 million acquisition loan for the year ended December 31, 1999. The average interest rate for the period is assumed to be 6.9%. This balance sheet debt of $726.1 million, plus the share of debt accounted for under the equity method of accounting of $66.0 million, less the share of debt of non-acquired partners of $20.8 million, equals the $771.3 million of debt being assumed as part of the transaction.

(f)  Represents adjustments to properties accounted for under the equity method of accounting for depreciation of
     $3,013 management fees of $708 and interest expense of $5,595 on Jacobs' share of debt of $66.0 million.

(g)  Represents pro forma minority interest in earnings of the Operating Partnership as if the SCUs were issued on
     January 1, 1999.

(h)  Represents minority interest in pro forma adjustments for depreciation of $558, management fees of $200 and interest expense of $2,001.


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
                                     CBL & ASSOCIATES PROPERTIES, INC.
                                          As of September 30, 2000
                                    PROFORMA CONSOLIDATED BALANCE SHEETS
                                    (In thousands, except share amounts)
                                                                             Pro Forma
                                                              CBL           Acquisition        Pro Forma
                                                           Historical     Adjustments (a)     Consolidated
                                                           ----------     ---------------     ------------
ASSETS
REAL ESTATE ASSETS:
Land                                                       $  284,764       $  215,653         $  500,417
Building and improvements                                   1,857,567          908,927          2,766,494
                                                           ----------       ----------         ----------
                                                            2,142,331        1,124,580          3,266,911
Less:  Accumulated depreciation                              (259,467)              --           (259,467)
                                                           ----------       ----------         ----------
                                                            1,882,864        1,124,580          3,007,444
Developments in progress                                      129,982               --            129,982
                                                           ----------       ----------         ----------
Net investment in real estate assets                        2,012,846        1,124,580          3,137,426
CASH AND CASH EQUIVALENTS                                       5,544               --              5,544
CASH IN ESCROW                                                  9,751            2,697             12,448
RECEIVABLES:
Tenant net of allowance for doubtful accounts of $1,854        27,904               --             27,904
Other                                                           3,296               --              3,296
INVESTMENT IN UNCONSOLIDATED AFFILIATES                        (3,586)          71,128             67,542
MORTGAGE NOTES RECEIVABLE                                       8,694            6,913             15,607
OTHER ASSETS                                                   18,537            4,390             22,927
                                                           ----------       ----------         ----------
                                                           $2,082,986       $1,209,708         $3,292,694
                                                           ==========       ==========         ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
MORTGAGE NOTES PAYABLE                                     $1,399,326       $  846,098         $2,245,424
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES                       59,245           13,465             72,710
                                                           ----------       ----------         ----------
       Total liabilities                                    1,458,571          859,563          2,318,134
                                                           ----------       ----------         ----------
COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST                                             180,326          427,700            608,026
                                                           ----------       ----------         ----------
SHAREHOLDERS' EQUITY:
        Preferred stock, $.01 par value, 5,000,000
        Shares authorized, 2,875,000 shares issued
        and outstanding                                            29               --                 29
        Common stock, $.01 par value. 95,000,000
        shares authorized, 25,012,707 shares issued
        and outstanding                                           250               --                250
        Additional paid-in capital                            461,205          (77,555)           383,650
        Accumulated deficit                                   (17,395)              --            (17,395)
                                                           ----------       ----------         ----------
Total shareholders' equity                                    444,089          (77,555)           366,534
                                                           ----------       ----------         ----------
                                                           $2,082,986       $1,209,708         $3,292,694
                                                           ==========       ==========         ==========

(a)  Represents the acquisition of the properties and allocation of the consideration to assets acquired and liabilities assumed.


                                                      7